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Exhibit 10(h)-7

SIXTH SUPPLEMENT TO THE
CAPACITY AND ENERGY SALES AGREEMENT
FROM PENNSYLVANIA POWER & LIGHT COMPANY (PP&L)
TO BALTIMORE GAS AND ELECTRIC COMPANY (BG&E)

	Supplement dated as of the 2nd day of August 1993, to the Capacity and Energy Sales Agreement (Basic Agreement), dated
January 28, 1988 between Pennsylvania Power & Light Company and
Baltimore Gas & Electric Company.

	1. This supplemental agreement shall become effective on June 1, 1993, unless otherwise ordered by the Federal Energy Regulatory Commission. The terms and conditions of the Basic Agreement as heretofore supplemented and amended shall remain in full force and effect, except as amended herein.

	2.  Exhibit C shall be amended to read:

	"The Installed Capacity Rate shall be $201 per megawatt per day."

	Such amended Exhibit C is reflected on Exhibit C Revision
No. 4, attached hereto and made a part hereof, which supersedes
Exhibit C Revision No. 3.


                              PENNSYLVANIA POWER & LIGHT COMPANY
                                   /s/
WITNESS:                      By: ______________________________

                              Name: _Raymond F. Suhocki_________

_________________________     Title:  Vice President-System Power
Cheryl D. Cincilla


                              BALTIMORE GAS & ELECTRIC COMPANY
                                    /s/
WITNESS:                      By: ____________________________

                              Name: _Herbert D. Coss, Jr._____

_________________________     Title: Vice President
Margaret W. Krubbel





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                                          EXHIBIT C
                                          REVISION NO. 4


                     INSTALLED CAPACITY RATE

	The Installed Capacity Rate shall be $201 per megawatt day.